UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2009

Applied Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-06920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Bowers Avenue P.O. Box 58039 Santa Clara, CA	95052-8039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 727-5555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2009, the Board of Directors (the “Board”) of Applied Materials, Inc. (“Applied” or the “Company”) appointed Robert H. Swan to serve as a member of the Board, effective immediately. The Board also appointed Mr. Swan to serve as a member of the Board’s Audit Committee.

Pursuant to the terms of Applied’s Employee Stock Incentive Plan, Mr. Swan was automatically granted 20,000 performance shares (or restricted stock units) on March 10, 2009, the day of his appointment. These performance shares are scheduled to vest in four equal annual installments beginning one year after the grant date, subject to Mr. Swan’s continued service as a director on each such installment date. Mr. Swan will also participate in the standard non-employee director compensation arrangements described in Applied’s 2009 Proxy Statement that was filed with the Securities and Exchange Commission on January 27, 2009.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 8, 2008, the Board approved amendments to the Company’s Certificate of Incorporation (the “Certificate”) that eliminate the supermajority voting provisions contained in the Certificate. At Applied’s 2009 Annual Meeting of Stockholders held on March 10, 2009, stockholders representing not less than 66.67% of the outstanding shares of common stock of the Company approved such amendments. The Company filed a Certificate of Amendment of Certificate of Incorporation on March 10, 2009 with the Secretary of State of the State of Delaware in order to effect these amendments.

The foregoing does not constitute a complete summary of the amendments to the Company’s Certificate of Incorporation and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On March 11, 2009, Applied issued a press release announcing the appointment of Robert H. Swan to the Board. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01, including the exhibit, is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Applied under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation filed March 10, 2009.

99.1	Press Release issued by Applied Materials, Inc. dated March 11, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Materials, Inc.
(Registrant)

Dated: March 11, 2009	By:	/s/ JOSEPH J. SWEENEY
Joseph J. Sweeney
Senior Vice President
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation filed March 10, 2009.

99.1	Press Release issued by Applied Materials, Inc. dated March 11, 2009